UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 24, 2013

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Item 2.02.         Results of Operations and Financial Condition
Item 7.01    Regulation FD Disclosure

On January 24, 2013, W. R. Grace & Co. issued a press release entitled “Grace Announces Adjustment to Asbestos-Related Liability.”  A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  By furnishing this Current Report on Form 8-K and furnishing the press release, Grace makes no admission as to the materiality of any information in this Report, including without limitation the press release.  The press release may contain forward-looking statements.  See Page 2 of the press release for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

Item 9.01.         Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1	Press release issued by W. R. Grace & Co. on January 24, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ Michael W. Conron
Michael W. Conron
Assistant Secretary

Dated: January 28, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by W. R. Grace & Co. on January 24, 2013.